Fibrocell Announces FDA Allowance of Investigational New Drug Application for FCX-013 for the Treatment of Moderate to Severe Localized Scleroderma EXTON, PA — March 6, 2018 — Fibrocell Science, Inc. (NASDAQ: FCSC), a gene therapy company focused on transformational autologous cell-based therapies for skin and connective tissue diseases, today announced that the U.S. Food and Drug Administration (FDA) has granted allowance of its Investigational New Drug (IND) Application for FCX-013—one of the Company’s gene therapy candidates—to begin clinical trials for the treatment of moderate to severe localized scleroderma. “We are pleased the FDA has granted allowance of our IND for FCX-013 to begin clinical trials for the treatment of moderate to severe localized scleroderma, offering patients the potential for relief from this chronic, painful and debilitating disorder,” said John Maslowski, President and Chief Executive Officer of Fibrocell. “With no FDA-approved therapies available, we look forward to advancing FCX-013 into the clinic.” Localized scleroderma is a chronic autoimmune skin disorder characterized by excessive collagen deposition resulting in thickening of the dermis and underlying tissue. Moderate to severe forms of localized scleroderma can result in significant morbidity, including pain, restricted motion, disfigurement and developmental issues. FCX-013 is an autologous fibroblast genetically modified to express matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen.FCX-013 incorporates Intrexon Corporation’s proprietary RheoSwitch Therapeutic System®, a biologic switch activated by an orally administered compound (veledimex) to control protein expression. Fibrocell expects to initiate enrollment for an open label, single arm Phase 1/2 clinical trial in the third quarter of 2018. The primary objective of the trial is to evaluate the safety of FCX-013. Secondary analyses consist of several fibrosis assessments including histology, skin scores, ultrasound and additional measurements of targeted sclerotic lesions and control sites at various time points up to 16 weeks post-administration of FCX-013. Ten patients with any subtype of localized scleroderma are targeted for enrollment (approximately 5 patients per Phase). The Phase 1 portion will enroll adult patients, and dosing for the first three adult patients will be staggered prior to dosing the rest of the trial’s population. Fibrocell intends to include pediatric patients in the Phase 2 portion of the trial after submission and approval of safety and activity data from the adult Phase 1 patients to the FDA and the Data Safety Monitoring Board for the trial. “The impact of localized scleroderma on patients, particularly children, can be devastating— affecting growth and mobility of their affected limbs,” said Alfred Lane, MD, Chief Medical Advisor of Fibrocell and Professor of Dermatology and Pediatrics (Emeritus) at the Stanford University

School of Medicine. “There are no approved therapies for localized scleroderma. Current treatments are aimed at impacting inflammation, but few options exist to treat the excessive collagen deposition in the skin and soft tissue, which may produce pain and limitation in motion and growth. With FCX-013, the goal is to bring relief to patients by targeting the abnormal collagen metabolism to improve skin function.” The FDA has granted Orphan Drug Designation to FCX-013 for the treatment of localized scleroderma. In addition, FCX-013 has been granted Rare Pediatric Disease Designation for the treatment of moderate to severe localized scleroderma. FCX-013 is being developed in collaboration with Intrexon Corporation, a leader in synthetic biology. About FCX-013 FCX-013, Fibrocell’s gene therapy candidate for the treatment of moderate to severe localized scleroderma, has been granted allowance by the FDA for its IND. FCX-013 is an autologous fibroblast genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP- 1), a protein responsible for breaking down collagen. FCX-013 incorporates Intrexon’s proprietary RheoSwitch Therapeutic System®, a biologic switch activated by an orally administered compound (veledimex) to control protein expression at the site of the localized scleroderma lesions. FCX-013 is designed to be injected under the skin at the location of the fibrotic lesions where the genetically-modified fibroblast cells will produce MMP-1 to break down excess collagen accumulation. With the FCX-013 therapy, the patient will take an oral compound (veledimex) to facilitate protein expression. Once the fibrosis is resolved, the patient will stop taking the oral compound which will halt further MMP-1 production. About Localized Scleroderma Localized scleroderma is a chronic autoimmune skin disorder that manifests as excess production of extracellular matrix, specifically collagen, resulting in thickening of the skin and connective tissue. Localized scleroderma encompasses several subtypes which are classified based on the depth and pattern of the lesion(s). The moderate to severe forms of the disorder include any subtype that affects function or produces symptoms of discomfort, tightness and pain. Current treatments for localized scleroderma include systemic or topical corticosteroids which target inflammation, UVA light therapy and physical therapy. There are few treatment options to address excessive collagen accumulation in the skin and connective tissue. We estimate that there are approximately 90,000 patients in the U.S. considered to have moderate to severe localized scleroderma. About Fibrocell Fibrocell is an autologous cell and gene therapy company translating personalized biologics into medical breakthroughs for diseases affecting the skin and connective tissue. Fibrocell’s most advanced product candidate, FCX-007, is the subject of a Phase 1/2 clinical trial for the treatment of recessive dystrophic epidermolysis bullosa. Fibrocell is also developing FCX-013, the Company’s product candidate for the treatment of moderate to severe localized scleroderma. Fibrocell’s gene therapy portfolio is being developed in collaboration with Intrexon Corporation (NYSE: XON), a leader in synthetic biology. For more information, visit www.fibrocell.com or follow Fibrocell on Twitter at @Fibrocell. Trademarks Fibrocell, the Fibrocell logo, and Fibrocell Science are trademarks of Fibrocell Science, Inc. and/or its affiliates. RheoSwitch Therapeutic System is a registered trademark of Intrexon Corporation. All other names may be trademarks of their respective owners. Forward-Looking Statements This press release contains, and our officers and representatives may from time to time make, statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: Fibrocell’s expectations regarding the timing and clinical development of FCX-013; Fibrocell’s expectations regarding enrollment for the Phase 1/2 clinical trial of FCX-007; the potential advantages of Fibrocell’s product candidates, including FCX-013, and other statements regarding Fibrocell’s future operations, financial performance and financial position, prospects, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated herein including, among others: uncertainties and delays relating to the initiation, enrollment and completion of pre- clinical studies and clinical trials; whether pre-clinical study and clinical trial results will validate and support the safety and efficacy of Fibrocell’s product candidates; unanticipated or excess costs relating to the development of Fibrocell’s gene therapy product candidates; Fibrocell’s ability to obtain additional capital to continue to fund operations; Fibrocell’s ability to maintain its collaboration with Intrexon Corporation; and the risks, uncertainties and other factors discussed under the caption “Item 1A. Risk Factors” in Fibrocell’s most recent Form 10-K filing and Form 10-Q filings. As a result, you are cautioned not to place undue reliance on any forward-looking statements. While Fibrocell may update certain forward-looking statements from time to time, Fibrocell specifically disclaims any obligation to do so, whether as a result of new information, future developments or otherwise. # # # Investor & Media Relations Contacts: Karen Casey 484.713.6133 kcasey@fibrocell.com